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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): January 19, 2005


                        MORGAN STANLEY ABS CAPITAL I INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       333-113543                 13-3939229
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                         10036
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  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Section 8

Item 8.01.  Other Events.
-------------------------

Filing of Derived Materials.
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         In connection with the offering of the Morgan Stanley ABS Capital I
Inc. MSDWCC HELOC Trust 2005-1, Home Equity Loan Asset-Backed Notes, Series 2005-1 (the "Notes"), Morgan Stanley & Co. Incorporated, as the underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although Morgan Stanley Dean Witter Credit Corporation provided the Underwriter with certain information regarding the characteristics of the Revolving Credit Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Section 9

Item 9.01. Financial Statements, Pro Forma Financial
----------------------------------------------------

Information and Exhibits.
------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1            Derived Materials




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN STANLEY ABS CAPITAL I INC.




                                     By:  /s/Steve Shapiro
                                        --------------------------------
                                        Name:  Steve Shapiro
                                        Title:  Executive Director



Dated:  January 21, 2005


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Exhibit Index
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Exhibit                     Description                                  Page
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99.1                        Derived Materials                               6